UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2026

 U.S. PHYSICAL THERAPY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-11151	76-0364866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 WEST SAM HOUSTON PARKWAY SOUTH, SUITE 300, HOUSTON, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 297-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	USPH	New York Stock Exchange
Common Stock, $.01 par value	USPH	NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
◻

ITEM 1.01 Entry into a Material Definitive Agreement.
On September 22, 2026,  U.S. Physical Therapy, Inc.(the "Company") entered into a 45-month forward-starting interest rate swap agreement (the “Swap”) with Bank of America, National Association (“Bank of America”) with an initial notional amount of $170.6 million. The Company entered into the Swap to fix, effective June 30, 2027 (which is the expiration date of the Company's existing interest rate swap agreement), the variable component of the interest rate on the term debt under the Fourth Amended and Restated Credit Agreement dated as of April 14, 2026 (the “Credit Agreement”). The notional amount of $170.6 million reflects term loan amortization under the Credit Agreement as of the effective date of the Swap. The Swap amortizes in line with the term loan payment schedule of the Credit Agreement until the Swap terminates on April 14, 2031.  The Swap is a supplement to, and is subject to, the ISDA Master Agreement dated as of April 26, 2022, as amended and supplemented from time to time, between the Company and Bank of America (the “Master Agreement”).
Under the Swap, the Company is required to make monthly payments at a fixed rate of 4.578% per annum in exchange for receiving variable payments based on the one-month SOFR interest rate for the same notional amount. Bank of America, the counterparty to the Swap, serves as Administrative Agent and lender under the Credit Agreement.
The foregoing descriptions of the Master Agreement and the Swap are not complete and are qualified in their entirety by reference to the full texts of the forms of Master Agreement and the Swap filed as Exhibits 10.1 and 10.2 hereto, respectively.
ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated by reference into this Item 2.03.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	Description of Exhibits

10.1	ISDA 2002 Master Agreement by and between Bank of America, N.A., and U.S. Physical Therapy Inc. dated as of April 26, 2022.

10.2	Rate Swap Transaction Confirmation by and between Bank of America, National Association, and U.S. Physical Therapy Inc., dated September 22, 2026.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PHYSICAL THERAPY, INC.

Dated: September 28, 2026	By:	/s/ NCHACHA ETTA
Nchacha Etta
Chief Financial Officer
(duly authorized officer and principal financial and accounting officer)